Exhibit 10.1

                         STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (this "Agreement") is made and entered into as of the 18th day of May 2006, by and between Concept Capital Corporation, a Utah corporation (the "Company"), and Halter Financial Investments, L.P., a
Texas limited partnership ("Purchaser"), on the following:

                                 Premises

         Purchaser desires to acquire a controlling interest in the Company, and the Company desires to sell such a controlling interest in the Company to
Purchaser, upon and subject to the terms and conditions of this Agreement.

                                Agreement

         NOW, THEREFORE, on these premises and for and in consideration of the mutual promises and covenants set forth herein, the Company and Purchaser hereby agree as follows:

         1. Purchase and Sale of Shares. Purchaser agrees to acquire from the
Company, and the Company agrees to deliver to Purchaser, 16,225,000 restricted shares of the Company's common stock, par value $0.001 (the "Shares"), in consideration of Purchaser's payment to the Company of $275,000 in immediately available funds at Closing (as defined herein). The transactions contemplated hereby shall be closed by the delivery of the documents and the completion of the acts more particularly set forth herein. The issue and sale of the Shares to
Purchaser hereunder is an isolated offering of common stock being conducted by the Company in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), afforded by Section 4(2)
thereunder.

         2. Closing. The closing of the transactions contemplated hereby shall take place at a mutually agreeable location in Salt Lake City, Utah on a mutually convenient date and time within five business days after the meeting of the Company's shareholders described in Section 5(a) herein (the "Closing").

         (a) At the Closing, the Company shall deliver or cause to be delivered:

                  (i) stock certificates for the Shares, which shall be
                  registered in the names and denominations requested by
                  Purchaser, and the name of Purchaser will be registered on the stock transfer books of the Company as the record owner of the
                  Shares;

                  (ii) the corporate minute book and all other corporate books and records of the Company, including agreements, shareholder records, financial records, and related supporting documents and data under the care, custody, or control of the Company or its officers and/or directors;

                  (iii) a duly executed officer's certificate pursuant to
                  Section 6(c); and

                  (iv) a duly executed receipt for the payment for the Shares.

         (b) At the closing, Purchaser shall deliver or cause to be delivered:

                  (i) a cashier's check or bank wire payable to the Company in the aggregate amount of $275,000; and

                  (ii) a duly executed officer's certificate pursuant to Section
                  7(c)

         3. Representations and Warranties of the Company. The Company
represents and warrants to Purchaser that, at the date of this Agreement and on the date of the Closing:

         (a) The Company has the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms. The Company need not give any notice to, make any filings with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except filings with the U.S. Securities and Exchange Commission ("SEC") and state securities regulators required in connection with the transactions contemplated hereby.

         (b) The Company and each of its subsidiaries, if any, are corporations duly organized, validly existing and in good standing under the laws of their states of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject to approval of its shareholders in the manner provided sin Section 5(a) herein. The
         Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be so qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

         (c) There are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the Company, that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Shares, or the business of the Company and its subsidiaries, if any, or which concerns the transactions contemplated by this Agreement.

         (d) The Company, by appropriate and required corporate action, has, or will have prior to the Closing, duly authorized the execution of this
         Agreement and the issuance and delivery of the Shares. The Shares are not subject to preemptive or other rights of any stockholders of the
         Company and when issued in accordance with the terms of this Agreement and the Articles of Incorporation of the Company, as amended and currently in effect, the Shares will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The issuance of the Shares hereunder will not trigger any outstanding antidilution rights.

         (e) Subject to approval by the Company's shareholders of the proposals described in Section 5(a) herein, performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the Articles of Incorporation or Bylaws of the
         Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole.
         The Company is not in default under any provision of its Articles of
         Incorporation or By-laws or other organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation so as to affect adversely in any material manner its business or assets or its condition, financial or otherwise.

         (f) The periodic reports filed by the Company with the SEC (the
         "Disclosure Documents"), taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

         (g) The Company has provided Purchaser with all material public information in connection with the business of the Company and the transactions contemplated by this Agreement, and no representation or warranty made, nor any document, statement, or financial statement prepared or furnished by the Company in connection herewith contains any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

         (h) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (i) No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement except the approval by the Company's shareholders and any filings with the SEC and state securities regulators required in connection with the transactions contemplated hereby.

         (j) The Company is not now, and after the sale of the Shares under this
         Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares will not be required to register as an "investment company" within the meaning of the Investment Company
         Act of 1940, as amended.

         (k) The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon as due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

         (l) The Company has not taken any action outside the ordinary course of business designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Company's common stock to facilitate the sale or resale of the Company's common stock in any manner in contravention of applicable securities laws;

         (m) Subject to the accuracy of the Purchaser's representations and warranties in Section 4 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions that meet the requirements for exemption from the registration requirements of Section 5 of the Securities Act;

         (n) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the
         Securities Act of the issuance of the Shares to the Purchaser. The
         Company has not issued or sold any shares of its capital stock for in excess of five years prior to the date hereof and the issuance of the
         Shares to the Purchaser will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of the Securities Act. The Company will not make any offers or sales of any security (other than the Shares) that would cause the sale of the
         Shares hereunder to be integrated with any other offering of securities by the Company for purposes of any registration requirement under the
         Securities Act.

         (o) The Company will at the date of Closing be in material compliance with all applicable securities (or "Blue Sky") laws of the states of the United States in connection with the issuance and sale of the
         Shares to Purchaser.

         (p) The Company shall use all commercially reasonable efforts to keep its common stock quoted on the OTC Bulletin Board.

         (q) The Company's board of directors has, by unanimous written consent, or by other action valid under the laws of the jurisdiction in which the Company is organized, determined that this Agreement and the transactions contemplated by this Agreement, are advisable and in the best interests of the Shareholders and has duly authorized this
         Agreement and the transactions contemplated by this Agreement and will recommend that the Company's shareholders approve the same.

         (r) As of the date hereof, the capitalization of the Company consists of 50,000,000 shares of common stock, par value $0.001, of which
         4,425,000 shares are issued and outstanding, all of which are legally issued, fully paid, and nonassessable and not issued in violation of the pre-emptive rights of any person. The Company has no options, warrants or rights issued or outstanding.

         (s) Since March 31, 2006, there has not been:

               (i)    any material change in the business, operations, or
                      financial condition or the manner of conducting the
                      business of the Company;

               (ii)   any declaration, setting aside, or payment of any dividend or other distribution in respect of the shares of the
                      Company of any class, or any direct or indirect
                      redemption, purchase, or other acquisition of any shares
                      of any class of the Company;

               (iii)  any agreement or arrangement to pay or accrue compensation to any of the Company's officers, directors, employees, or agents;

               (iv)   any option, warrant, or right to purchase, or any other
                      right to acquire shares of any class of the Company
                      granted to any person;

               (v)    any employment, bonus, or deferred compensation agreement
                      entered into between the Company and any of its officers,
                      directors, or any other employees or consultants;

               (vi)   any issuance of securities of the Company;

               (vii)  any indebtedness incurred or guaranteed by the Company for borrowed money or any commitment to borrow money entered
                      into by the Company or any indebtedness for accounts
                      payable for materials or goods purchased by or for
                      services rendered on behalf of the Company, except for
                      items incurred in the ordinary course of business or in
                      connection with this Agreement and the transactions
                      contemplated hereby; or

               (viii) any amendment of the Articles of Incorporation or Bylaws of the Company.

         4. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that, at the date of this Agreement and on the date of Closing:

         (a) Purchaser has been furnished with and has carefully read the
         Disclosure Documents as set forth in Section 3(f) hereof. With respect to individual or partnership tax and other economic considerations involved in this investment, Purchaser is not relying on the Company
         (or any agent or representative of the Company). Purchaser has carefully considered and has, to the extent Purchaser believes such discussion necessary, discussed with Purchaser's legal, tax, accounting and financial advisers the suitability of an investment in the Shares for Purchaser's particular tax and financial situation.

         (b) Purchaser has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Purchaser acknowledges that all documents, records and books pertaining to this investment which Purchaser has requested have been made available for inspection by Purchaser and Purchaser's attorney, accountant or other adviser(s).

         (c) Purchaser and/or Purchaser's advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the transactions contemplated by this
         Agreement.

         (d) Purchaser is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

         (e) Purchaser, by reason of Purchaser's business or financial experience, has the capacity to protect Purchaser's own interests in connection with the transactions contemplated by this Agreement.

         (f) Purchaser has adequate means of providing for Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

         (g) Purchaser has such knowledge and experience in financial, tax and business matters so as to enable Purchaser to use the information made available to Purchaser in connection with the transaction to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

         (h) Purchaser acknowledges that the Shares have not been registered under the Act or under any the securities act of any state. Purchaser understands further that in absence of an effective registration statement, the Shares can only be sold pursuant to some exemption from registration, such as Rule 144 of the Act, which requires, among other conditions, that the Shares must be held for a minimum of one (1) year.
         Purchaser is aware of the so-called "Wulf-Worm" letter and the potential additional restrictions on resale that may apply to shares of blank check companies, such as the Company, as a result thereof.

         (i) Purchaser recognizes that investment in the Shares involves substantial risks. Purchaser acknowledges that Purchaser has reviewed the risk factors identified within the Disclosure Documents. Purchaser further recognizes that no Federal or state agencies have passed upon this transaction or made any finding or determination as to the fairness of this investment.

         (j) Purchaser acknowledges that each certificate representing the
         Shares shall contain a legend substantially in the following form:

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
                  ACT OF 1933 (THE "SECURITIES ACT") OR UNDER APPLICABLE STATE
                  SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE

                  DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY
                  APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE
                  EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE PURCHASER
                  DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION
                  AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY)
                  CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION.

         (k) Purchaser has the full legal right and power and all authority and approval required (i) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of Purchaser in connection with the purchase of the Shares, and (ii) to purchase and hold the Shares. The signature of the party signing on behalf of Purchaser is binding upon Purchaser.
         Purchaser has not been formed for the specific purpose of acquiring the
         Shares.

         (l) Purchaser understands, acknowledges and agrees with the Company as follows:

                  (i) No federal or state agency has made any findings or
                  determination as to the fairness of the terms of this
                  transaction for investment or any recommendations or
                  endorsement of the Shares.

                  (ii) The transaction is intended to be exempt from
                  registration under the Securities Act by virtue of Section
                  4(2) of the Securities Act.

                  (iii) Purchaser acknowledges that the information furnished pursuant to this Agreement by the Company to Purchaser or its advisers in connection with the transaction, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the
                  Company shall be kept in confidence by Purchaser and neither used by Purchaser for Purchaser's personal benefit (other than in connection with this transaction), nor disclosed to any third party, except Purchaser's legal and other advisers who shall be advised of the confidential nature of such
                  information, for any reason; provided, however, that this
                  obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily
                  accessible at the date hereof, (ii) becomes a part of the
                  public knowledge or literature and readily accessible by
                  publication (except as a result of a breach of this provision)
                  or (iii) is received from third parties (except third parties who disclose such information in violation of any
                  confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the
                  Company).

                  (iv) IN MAKING AN INVESTMENT DECISION, PURCHASER MUST RELY ON
                  ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE
                  TRANSACTION, INCLUDING THE MERITS AND RISKS INVOLVED. THE

                  SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE
                  SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY
                  REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        5. Special Covenants. The parties make and agree to the following special covenants which have served as material inducements for their respective decisions to enter into this Agreement.

         (a) Meeting of the Company's Shareholders. As quickly as practicable following the execution of this Agreement, the Company shall cause to be duly called and held an annual or special meeting of its shareholders for the purpose of authorizing and approving the following proposals: (i) to authorize and approve this Stock Purchase Agreement;
         (ii) to effect a 1-for-14.75 reverse stock split in the issued and outstanding shares of the Company's common stock immediately following the issuance of the Shares to Purchaser hereunder; (iii) to authorize and approve the reincorporation of the Company in Nevada through a merger of the Company with and into a newly formed Nevada subsidiary
         ("Concept Nevada") in connection with which the Articles of
         Incorporation and Bylaws of Concept Nevada shall become the Articles of
         Incorporation and Bylaws of the surviving corporation; (iv) to elect the persons designated by Purchaser as the new directors of the Company effective on the effective date of the Company's reincorporation in
         Nevada; (v) to terminate sections 4.02 and 4.03 of the Stock Purchase
         Agreement dated February 10, 1999, which impose restrictions on the
         Company's ability to utilize its funds and effect reverse stock splits;
         and (vi) such other proposals as may be reasonably requested by
         Purchaser.

         (b) Limitation on Reverse Stock Splits. Following Closing, Purchaser,
         as the controlling stockholder of the Company, will not permit the
         Company to effect any reverse stock split following Closing other than the stock split provided for in this Agreement, unless a majority of the current directors of the Company, as representatives of the
         Company's current shareholders, consent to any such reverse stock split in writing in advance. This provision shall be binding upon any permitted successors or assigns of Purchaser and shall automatically terminate at the time the Company enters into a Going Public
         Transaction in accordance with the terms of this Agreement.

         (c) Limitation on Future Share Issuances. Following Closing, Purchaser,
         as the controlling stockholder of the Company, will not permit the
         Company to authorize the issuance of any additional shares of the
         Company's capital stock or securities convertible into the Company's capital stock except in connection with a combination transaction with a corporation or other business entity with current business operations
         (a "Going Public Transaction"). This provision shall be binding upon any permitted successors or assigns of Purchaser and shall automatically terminate at the time the Company enters into a Going
         Public Transaction in accordance with the terms of this Agreement.

         (d) Minimum Qualifications for Going Public Transaction. Following
         Closing, Purchaser, as the controlling stockholder of the Company, will not allow the Company to enter into a Going Public Transaction unless the Company, on a combined basis with the operating entity with which it completes a Going Public Transaction, satisfies the financial conditions for listing on the NASADAQ Small-Cap Market immediately following the closing of the Going Public Transaction. This provision shall be binding upon any permitted successors or assigns of Purchaser and shall automatically terminate at the time the Company enters into a
         Going Public Transaction in accordance with the terms of this
         Agreement.

         (e) Transfer and Registration Rights.

         (i) Mandatory Registration. Upon receipt of written demand by
         Purchaser, the Company shall prepare, and, as soon as practicable but in no event later than 60 calendar days after the date of such notice, file with the SEC a Registration Statement or Registration Statements
         (as is necessary) on Form S-3 (or if such form is unavailable, such other form as is available for registration) covering the resale of all of the Shares. The Company shall use its best efforts to have the
         Registration Statement declared effective by the SEC as soon as practicable, but in no event later than 120 calendar days after the date notice is received.

         (ii) Piggy Back Registration Rights.

                  (aa) If the Company decides, including as required under any demand registration rights agreement, to register any of its common stock or securities convertible into or exchangeable for common stock under the Securities Act on a form which is suitable for an offering for cash or shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan, a registration
                  statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is
                  applicable, the Company will promptly give written notice to the Purchaser of its intention to effect such a registration.
                  Subject to Section 5(c)(ii)(bb) below, the Company shall
                  include all of the Shares that the Purchaser requests to be included in such a registration by a written notice delivered to the Company within fifteen (15) days after the notice given by the Company.

                  (bb) If the registration, as described in Section 5(c)(ii)(aa)
                  above, involves an underwritten offering, the Company will not be required to register Shares in excess of the amount that the principal underwriter reasonably and in good faith
                  recommends may be included in such offering (a "Cutback"), which recommendation, and supporting reasoning, shall be
                  delivered to Purchaser. If such a Cutback occurs, the number of shares that are entitled to included in the registration and underwriting shall be allocated in the following manner:
                  (i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to the Purchaser
                  requiring such registration, and (iii) third, to other holders of stock of the Company requesting inclusion in the
                  registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such
                  requesting holder has requested registration.

                  (cc) All costs and expenses of any such registration statement shall be paid by the Company, other than sales commissions and the expenses of any separate legal counsel engaged by
                  Purchaser.

                  (dd) The Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Act and applicable state laws and regulations.

         (f) Directors of Acquiror Company at Closing Date. As provided in
         Section 5(a) above, the persons designated by Purchaser shall be nominated for election to the Company's board of directors and shall commence their terms on the effective date of the Company's reincorporation in Nevada. To the extent necessary, the current officers and directors shall resign from their respective positions with the Company on the effective date of the Company's reincorporation in Nevada and the new directors of the Company shall appoint persons to serve as the new officers of the Company.

         (g) Special Cash Dividend. The Company shall declare and pay to the persons who are shareholders of record prior to the date the Shares are issued to Purchaser hereunder a special cash dividend of $0.10 per pre-split share for an aggregate dividend of $442,500. The record date for determination of the shareholders entitled to receive such dividend shall be prior to the date the Shares are issued to Purchaser hereunder and the payment date shall be subsequent to the date the Shares are so issued to Purchaser. Purchaser expressly acknowledges that it will not be entitled to participate in such dividend and waives any right thereto. Purchaser also expressly acknowledges that a substantial portion of the purchase price for the Shares will be used to pay the dividend, which will have the effect of materially reducing the book value of the Company immediately following Closing.

         (h) Form S-8 Registration of Acquiror Company Common Stock. From and
         after the date of Closing and until such time as the Company completes a Going Public Transaction, the Company shall not issue any shares of the Company's common stock pursuant to a registration statement on Form
         S-8.

         (i) Resales of Restricted Stock. In the event the Company determines in good faith and upon the advice of its counsel that is unable to permit the resale under Rule 144(k) of the 2,070,500 shares (the "Subject
         Shares") of restricted stock held by the Company's current officers, directors and principal shareholders (the "Subject Shareholders"), which determination shall be made within ten business days of the written request therefor from the Subject Shareholders, then the
         Subject Shareholders shall immediately be entitled to the same demand and piggyback registration rights with respect to the Subject Shares that are provided to Purchaser pursuant to Section 5(e) hereof and, in the event of any Cutback, an equal number of the Shares of Purchaser and the Subject Shareholders shall be included in any registration statement (unless all of the Subject Shares have been included, in which event a greater number of the Shares of Purchaser may also be included) with respect to which Purchaser and the Subject Shareholders have requested registration. All costs and expenses of registration shall be paid by the Company, other than sales commissions and the expenses of any separate legal counsel engaged by the Subject
         Shareholders.

         6. Conditions to Purchaser's Obligations. The obligations of Purchaser to close the transactions contemplated by this Agreement are subject, at its discretion, to the following conditions:

                                       10

         (a) The representations and warranties made by the Company in this
         Agreement were true when made and shall be true at the date of Closing with the same force and effect as if such representations and warranties were made at and as of the date of Closing (except for changes permitted by this Agreement), and the Company shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (b) Prior to the date of closing, there shall not have occurred any material adverse change in the financial condition, business, or operations of the Company, nor shall any event have occurred which, with the lapse of time or the giving of notice or both, may cause or create any material adverse change in the financial condition, business, or operations of the Company.

         (c) Purchaser shall have been furnished with a certificate, signed by the president of the Company and dated as of the date of closing, certifying as to the matters set forth in (a) and (b) above.

         (d) Purchaser shall have received copies of all documents and information which it may have reasonably requested in connection with the transactions contemplated by this Agreement.

         (e) No stop order or suspension of trading shall have been imposed by the SEC, or any other governmental regulatory body with respect to public trading in the Company's common stock.

         (f) The Company's shareholders shall have approved all proposals submitted for their consideration pursuant to Section 5(a) hereof.

         7. Conditions to the Company's Obligations. The obligations of the
Company to close the transactions contemplated by this Agreement are subject, at its discretion, to the following conditions:

         (a) The representations and warranties made by Purchaser in this
         Agreement were true when made and shall be true at the date of closing with the same force and effect as if such representations and warranties were made at and as of the date of closing (except for changes permitted by this Agreement), and Purchaser shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the closing. The Company shall have been furnished with a certificate, signed by the Chairman of Subscriber and dated as of the date of closing, to the foregoing effect.

         (b) Prior to the date of closing, there shall not have occurred any material adverse change in the financial condition, business, or operations of Purchaser, nor shall any event have occurred which, with the lapse of time or the giving of notice or both, may cause or create any material adverse change in the financial condition, business, or operations of Purchaser.

                                       11

         (c) The Company shall have been furnished with a certificate, signed by the chairman of Purchaser and dated as of the date of closing, certifying as to the matters set forth in (a) and (b) above.

         (d) No stop order or suspension of trading shall have been imposed by the SEC, or any other governmental regulatory body with respect to public trading in the Company's common stock.

         (e) The Company's shareholders shall have approved all proposals submitted for their consideration pursuant to Section 5(a) hereof.

         8. Termination.

         (a) This Agreement may be terminated by the board of directors of either the Company or Purchaser at any time prior to the Closing if:

                  (i) there shall be any actual or threatened action or
                  proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the
                  transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this
                  Agreement;

                  (ii) any of the transactions contemplated by this Agreement are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; or

                  (iii) there shall occur any material adverse change in the assets, properties, business, or financial condition of the party not seeking termination pursuant to this provision,
                  which material adverse change occurs subsequent to the date of the information included in this Agreement.

         In the event of termination pursuant to this Section 8(a), no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

         (b) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of the Company if Purchaser shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Purchaser contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this

                                       12

         Section 8(b), this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that Purchaser shall reimburse the Company for all costs and expenses actually and reasonably incurred by it in connection with this
         Agreement, which were incurred from and after the date hereof;
         provided, however, such termination shall not relieve Purchaser from any liability for damages resulting from any willful and intentional breach of this Agreement.

         (c) This Agreement may be terminated at any time prior to the Closing by action of the board of directors of Purchaser if the Company shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of the Company contained herein shall be inaccurate in any material respect. If this Agreement is terminated pursuant to this
         Section 8(c), this Agreement shall be of no further force or effect and no obligation, right, or liability shall arise hereunder, except that the Company shall reimburse Purchaser for all costs and expenses actually and reasonably incurred in connection with Agreement, which were incurred from and after the date hereof; provided, however, no such termination shall relieve the Company from any liability for damages resulting from any willful and intentional breach of this
         Agreement.

         (d) This Agreement may be terminated by either the board of directors of either the Company or Purchaser, if Closing shall not have occurred by the close of business on August 15, 2006 (the "Termination Date ");
         provided, however, that the right to terminate this Agreement under this section shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the
         Termination Date. In the event of termination pursuant to this Section
         8(d), no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

         9. Finders. Each of the respective parties hereto represents and warrants to the other that no third person is entitled to any commission or other compensation for in any way bringing the parties together or being instrumental in reaching this Agreement or otherwise acting as a finder or broker in connection herewith.

         10. Survival. Except as otherwise expressly provided herein, the representations, warranties and covenants of the respective parties set forth in
Sections 3, 4, 5, 8, 9, 10, 11, 12, 13, 14, 15, 16, 18 and 19 shall survive the
Closing and shall continue in full force and effect for a period of three years.

         11. Governing Law. This Agreement shall be governed by and construed under and in accordance with the laws of the state of Utah.

         12. Expenses of Legal Proceedings. In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the
Agreement, the prevailing party shall be entitled to be reimbursed by the

                                       13

opposing party for all of the prevailing party's reasonable outside attorneys'
fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

         13. Expenses of Transaction. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this
Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants.

         14. Public Announcements. The Company and Purchaser shall consult with one another in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, however, no prior consent shall be required if any such disclosure is required by law, in which case the disclosing party shall use its reasonable best efforts in good faith to provide the other party with prior notice of such public statement, filing or other communication and incorporate into such public statement, filing or other communication the reasonable comments of the other party.

         15. Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof, and there are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein. No amendment or modification hereof shall be effective until and unless the same shall have been set forth in writing and signed by the parties hereto.

         16. Severability. If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid or unenforceable, the remainder of this Agreement or the application of such provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and this Agreement shall be construed as if such invalid or unenforceable provision were not contained herein.

         17. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if sent by registered mail or certified mail, postage prepaid, or by a commercially recognized means of overnight delivery that requires confirmation of receipt, addressed as follows:

               If to the Company, to:      Concept Capital Corporation
                                           175 South Main Street, Suite 1210
                                           Salt Lake City, Utah 84111
                                           Attn: T. Kent Rainey, President

               If to Purchaser, to:        Halter Financial Investments, L.P.
                                           12890 Hilltop Road
                                           Argyle, Texas 76226
                                           Attn: Timothy P. Halter, Chairman

                                       14

or such other addresses as shall be furnished in writing by either party to the other in the manner for giving notices hereunder, and any such notice shall be deemed to have been given as of the date so mailed.

         18. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this
Agreement and the documents referred to in this Agreement.

         19. Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other party. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement and, for purposes of Section 5, the current members of the Company's board of directors as representatives of the Company's current shareholders, any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         20. Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                         The Company:       Concept Capital Corporation
                                            A Utah corporation

                                            By /s/ T. Kent Rainey
                                              --------------------------------
                                              T. Kent Rainey, President

                         Purchaser:         Halter Financial Investments, L.P.
                                            A Texas Limited Partnership

                                               /s/ Timothy P. Halter
                                              --------------------------------
                                              Timothy P. Halter, Chairman

                                       15